UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2017

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

13631 Progress Boulevard, Suite 400,
Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(386) 462-6800
(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders

On May 24, 2017, AxoGen, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to act upon the matters provided in the Company’s 2017 Proxy Statement dated April 7, 2017 (the “Proxy Statement”). Of the 33,064,026 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 29,157,719 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s shareholders at the Annual Meeting and the results of the votes cast at the meeting:

Proposal No. 1: To elect the following seven members to the Company’s board of directors (the “Board of Directors”) to hold office for the ensuing year and until their successors are elected and qualified:

Nominee	For	Withheld	Broker Non-Vote
Gregory G. Freitag	21,016,973	488,608	7,652,138
Mark Gold, MD	20,727,930	777,651	7,652,138
Jamie M. Grooms	20,870,312	635,269	7,652,138
Guido J. Neels	20,715,721	789,860	7,652,138
Robert J. Rudelius	20,459,720	1,045,861	7,652,138
Amy Wendell	20,857,049	648,532	7,652,138
Karen Zaderej	21,100,073	405,508	7,652,138

Proposal No. 2:   To approve an amendment and restatement of the AxoGen 2010 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock of AxoGen authorized for issuance under the Plan from 5,500,000 to 7,700,000 and to make certain administrative changes to the Plan (as amended and restated, the “A&R 2010 Plan”):

For	Against	Abstain	Broker Non–Vote
18,258,225	2,864,010	257,713	7,652,138

Proposal No. 3:   To approve the AxoGen, Inc. 2017 Employee Stock Purchase Plan (the “ESPP”):

For	Against	Abstain	Broker Non–Vote
21,070,772	219,352	89,824	7,652,138

Proposal No. 4:   To ratify the selection of Lurie, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

For	Against	Abstain
28,553,188	226,437	252,461

As a result, the shareholders: (i) elected each of the seven nominees as a director of the Company to hold office for the ensuing year and until their successors are elected and qualified; (ii) approved the A&R 2010 Plan; (iii) approved the ESPP; and (iv) ratified the appointment of Lurie, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 30, 2017

AXOGEN, INC.

By:	/s/ Gregory G. Freitag
Name:	Gregory G. Freitag
Title:	General Counsel and SVP Business Development